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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2007

Commission file number: 033-74194-01

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REMINGTON ARMS COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	51-0350935 (I.R.S. Employer Identification No.)

870 Remington Drive
P.O. Box 700
Madison, North Carolina 27025-0700
(Address of principal executive offices)
(Zip Code)

(336) 548-8700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K has 4 pages.

ITEM 7.01 Regulation FD Disclosure

        On May 16, 2007, Remington Arms Company, Inc. (the "Company") issued a Supplement (the "Supplement") to the consent solicitation that the Company commenced on May 1, 2007 (the "Consent Solicitation") relating to the $200,000,000 principal amount of its 10 1/2% Senior Notes due 2011 (the "Notes"), which, among other things, further extends the early consent date to 5:00 p.m., New York City time, May 17, 2007 (the "New Early Consent Date") and increases the early consent fee to $7.50 for each $1,000 principal amount of Notes.

        In accordance with the Supplement, if all conditions to the Consent Solicitation are satisfied, holders of Notes who validly deliver their consents pursuant to the Consent Solicitation by the New Early Consent Date (and do not validly revoke their consents by the date the supplemental indenture containing the amendments to the Indenture is executed) will be paid a consent fee of $7.50 for each $1,000 principal amount of Notes, which is an increase as compared to the earlier amount of $5.00 for each $1,000 principal amount of Notes. Certain other provisions of the Consent Solicitation will also be amended. These modifications of the proposed amendments to the Indenture include changes to the definitions of "Permitted Holder" and "Change of Control" and the deletion of the defined term "Transaction," as further described in the Supplement.

        Copies of the Consent Solicitation Statement, the Consent Letter, and the Supplement are furnished herewith as Exhibits 99.1, 99.2 and 99.3, respectively. A copy of Remington's press release announcing the issuance of the Supplement, the increase to the early consent fee and the new early consent date is furnished herewith as Exhibit 99.4 and is incorporated herein in its entirety.

No Offering

        The information contained in this Current Report on Form 8-K does not constitute an offering of Notes or any other security of the Company or any solicitation to purchase or sell any securities, or a solicitation of consent with respect to any securities, including, without limitation, the Notes. The Consent Solicitation is being made only by means of the Consent Solicitation Statement dated May 1, 2007, as amended by the Supplement dated May 16, 2007.

Forward-Looking Statements

        This Current Report on Form 8-K includes "forward-looking statements" within the meaning of federal securities laws. Forward-looking statements give Remington's current expectations or forecasts of future events. These forward-looking statements include expectations regarding (i) the terms and conditions of the Consent Solicitation and Supplement and (ii) the timing of the proposed Consent Solicitation and Supplement. Remington cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for Remington's products, Remington's growth opportunities, and other risks detailed from time to time in Remington's reports filed with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

        Remington assumes no obligation to update publicly such forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01 Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit No.	Description
99.1	Consent Solicitation Statement, dated May 1, 2007.
99.2	Consent Letter to Proposed Amendments to the Indenture, pursuant to the Consent Solicitation Statement dated May 1, 2007.
99.3	Supplement to Consent Solicitation Statement, dated May 16, 2007.
99.4	Remington Press Release, dated May 16, 2007.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REMINGTON ARMS COMPANY, INC.
/s/ STEPHEN P. JACKSON, JR. Stephen P. Jackson, Jr.
Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary (Principal Financial Officer)

May 16, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Consent Solicitation Statement, dated May 1, 2007.
99.2	Consent Letter to Proposed Amendments to the Indenture, pursuant to the Consent Solicitation Statement dated May 1, 2007.
99.3	Supplement to Consent Solicitation Statement, dated May 16, 2007.
99.4	Remington Press Release, dated May 16, 2007.

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SIGNATURE
EXHIBIT INDEX